C1 Intangible assets	12 Months Ended
Dec. 31, 2020
Disclosure Of Intangible Assets [Abstract]
C1 Intangible assets

C1	Intangible assets

Intangible assets
	2020			2019
			IPR1), brands			IPR1), brands
	Capitalized		and other	Capitalized		and other
	development		intangible	development		intangible
	expenses	Goodwill	assets	expenses	Goodwill	assets
Cost
Opening balance	18,681	37,847	52,912	23,719	43,294	58,101
Acquisitions/capitalization	817	—	396	1,545	—	4
Balances regarding acquired/divested business 2)	—	7,104	3,500	(2,099)	(7,093)	(6,049)
Sales/disposals	(1,256)	—	(48)	(4,551)	—	(112)
Translation differences	(193)	(3,359)	(2,847)	67	1,646	968
Closing balance	18,049	41,592	53,913	18,681	37,847	52,912

Accumulated amortizations
Opening balance	(10,896)	—	(43,018)	(14,768)	—	(47,277)
Amortizations	(906)	—	(1,083)	(1,519)	—	(1,019)
Balances regarding divested business 2)		—	35	843	—	5,922
Sales/disposals	1,256	—	48	4,551	—	112
Translation differences	99	—	2,297	(3)	—	(756)
Closing balance	(10,447)	—	(41,721)	(10,896)	—	(43,018)

Accumulated impairment losses
Opening balance	(3,745)	(6,647)	(7,403)	(4,714)	(13,259)	(7,350)
Balances regarding divested business 2)	—	—	—	1,005	7,292	55
Impairment losses	—	—	(137)	(36)	—	(19)
Translation differences	—	—	153	—	(680)	(89)
Closing balance	(3,745)	(6,647)	(7,387)	(3,745)	(6,647)	(7,403)
Net carrying value	3,857	34,945	4,805	4,040	31,200	2,491

1)	Intellectual property rights.
2)	For more information on acquired/divested businesses, see note E2 “Business combinations.”

Note C1, cont’d.

The total goodwill for the Company is SEK 34.9 (31.2) billion and is allocated to the operating segments Networks, with SEK 24.1 (26.5) billion, Digital Services, with SEK 3.0 (3.3) billion and segment Emerging Business and Other, with SEK 7.8 (1.4) billion, of which Cradlepoint SEK 6.5 billion. Segment Managed Services does not carry goodwill. More information is disclosed in note B1 “Segment information.”

Write-down during 2020
In Networks there was an impairment write-down of SEK 0.1 billion related to the portfolio of the antenna and filter business, which is reported in line item Research and development expenses.

Write-down during 2019 and 2018

In 2019 Digital Services and Networks there was an impairment write-down of SEK 0.04 billion related to capitalized development expenses triggered by a change in the GIC program, which is reported on line item Research and development expenses. In segment Emerging Business and Other there was a write-down of SEK 0.02 billion triggered by a change in business strategy, which is reported on line item Selling and administrative expenses.

In 2018 in Digital Services there was an impairment write-down of SEK 0.3 billion related to capitalized development expenses triggered by a change in the Business Support System (BSS) strategy, which is reported on line item Research and development expenses. In segment Emerging Business and Other for the Cash Generating Unit, CGU, Edge Gravity there was a goodwill impairment write-down of SEK 0.3 billion triggered by a change in business strategy, which is reported on line item Other operating expenses. There is no remaining goodwill for this CGU.

Goodwill allocation

The goodwill allocation has not changed since last year. Goodwill from acquisitions during the year has been allocated to segments Digital Services and Emerging Business and Other, of which Cradlepoint is the main part.

Impairment tests

Each operating segment is a CGU, except for segment Emerging Business and Other which consists of five CGUs. The value in use method has been used for goodwill impairment, which means that the recoverable amounts for CGUs are established as the present value of expected future cash flows based on five-year business plans approved by management.

Estimation of future cash flows includes assumptions mainly for the following key financial parameters:

–	Sales growth
–	Development of operating income (based on operating margin or cost of goods sold and operating expenses relative to sales)
–	Related development of working capital and capital expenditure requirements.

The assumptions regarding industry-specific market drivers and market growth are based on industry sources as input to the projections made within the Company for the development 2021–2025 for key industry parameters:

–	By 2025, about 35 years after the introduction of digital mobile technology, it is predicted that there will be 8.6 billion mobile subscriptions (excl. Cellular IoT).
–

The number of mobile subscriptions is estimated to grow from around 7.9 billion by the end of 2020 to around 8.6 billion by the end of 2025. Out of all mobile subscriptions, 7.3 billion will be associated with a smartphone.

– The number of 5G subscriptions is forecasted to reach 2.8 billion (excl. Cellular IoT) by the end of 2025.

–

By 2025, about 36 billion connected devices are forecasted, of which over 25 billion will be related to Internet of Things, IoT. Connected IoT devices including connected cars, machines, meters, sensors, point-of-sale terminals, consumer electronics and wearables.

–	Cellular IoT is predicted to grow from 1.7 billion devices in 2020 to 5.2 billion devices in 2025.
–

Mobile data traffic volume is estimated to increase by around four times in the period 2020–2025. The mobile traffic is driven by smartphone users and video traffic. Smartphone traffic will grow by around four times, and mobile video traffic is forecasted to grow by around 30% annually through 2025 to account for approximately 75% of all mobile data traffic.

The assumptions are also based upon information gathered in the Company’s long-term strategy process, including assessments of new technology, the Company’s competitive position and new types of business and customers, driven by the continued integration of telecom and data.

The business plans are based on specific estimates for the forecast period, 2021-2025, using a nominal annual growth rate of 1% (1%) per year thereafter. An after-tax discount rate of 8.0% (8.1%) has been applied for the discounting of projected after-tax cash flows. The same rate has been applied for all CGUs, since there is a high degree of integration between them, except for one CGU. There are no reasonable indications arising from our sensitivity analysis that would lead to an impairment.

The discount rate for CGU Emodo within segment Emerging Business and Other has been set to 12% due to the lower maturity of the business and the corresponding higher risk involved. If the discount factor in the impairment test would have been increased by four percentage points to 16% no head room would remain. This CGU has a carrying amount of SEK 0.4 billion.

The Company’s discounting is based on after-tax future cash flows and after-tax discount rates. This discounting is not materially different from a discounting based on before-tax future cash flows and before-tax discount rates, as required by IFRS. In note A1 “Significant accounting policies,” and note A2 “Critical accounting estimates and judgments,” further disclosures are given regarding goodwill impairment testing. The assumptions for 2019 are disclosed in note C1 “Intangible assets” in the Annual Report of 2019.

The Company has considered the effect of the COVID-19 pandemic in the impairment test and currently expect no material changes to expected future cash flows which could impact recoverability of intangible assets. Risk assessment on the business plans is carried out on a regular basis and an impairment review will be performed if conditions suggest that such assets may be impaired.